John Hancock Life Insurance Company/(U.S.A.)

Attachment A

Broker Dealer

1st Global Capital Corp.

1st Worldwide Financial Partners,LLC

3 Mark Equities, Inc.

A&F Financial Securities, Inc.

Abacus Investments, Inc.

Abshier Webb Donnelly & Baker, Inc.

Access Investments, Inc.

ACE Diversified Capital, Inc.

Advanced Advisor Group, LLC

Adviser Dealer Services, Inc.

Advisory Group Equity Services Ltd.

Aegis Capital Corp.

Aegis Investments, Inc.

Affinity Investment Services, LLC

AHT Financial Group, Ltd.

Alamo Capital

Alaska Capital Management Corporation

Alerus Securities Corporation

Allegheny Investments, Ltd.

Allegiance Capital, LLC

Allegiant Securities L.L.C.

Allen & Company of Florida, Inc.

Alliance Advisory & Securities, Inc.

Alliance Affiliated Equities Corporation

Allied Asset Management, Inc.

Allstate Financial Services, LLC

Amegy Investments, Inc.

American Equity Investment Corporation

American Financial Associates, Inc.

American Independent Securities Group, LLC

American Investors Company

American Investors Group, Inc.

American Municipal Securities, Inc.

American Network Securities Corp.

American Portfolios Financial Services, Inc.

American Wealth Management, Inc.

Ameriprise Financial Services, Inc.

Ameritas Investment Corp

Anderson & Strudwick, Incorporated

Andrew Garrett Inc.

AON Benfield Securities, Inc.

Arete Wealth Management, LLC

Arlington Securities, Incorporated

Arma Financial Services, Inc.

Arque Capital, Ltd.

Arvest Asset Management

Askar Corp.

Assist Investment Management Company, Inc.

Associated Investment Services, Inc.

Ausdal Financial Partners, Inc.

Aventura Securities, LLC

Avondale Partners, LLC

AXA Advisors, LLC

B. C. Ziegler And Company

B.B. Graham & Company, Inc.

Baker Tilly Capital, LLC

Ballew Investments, Inc.

BancorpSouth Investment Services, Inc.

BancWest Investment Services, Inc.

Bankoh Investment Services, Inc.

Bay Colony Securities Co., Inc.

BB&T Investment Services, Inc.

BCG Securities, Inc.

Bedminster Financial Group, Limited

Benefit Funding Services, LLC

Benjamin F. Edwards & Company, Inc.

Bernard Herold & Co., Inc.

Berthel Fisher & Company Financial Services, Inc.

BestVest Investments, Ltd.

BFT Financial Group, LLC

BG Worldwide Securities, Inc.

Bill Few Securities, Inc.

Birchtree Financial Services, Inc.

Blakeslee And Blakeslee Inc.

BMA Securities

Bosc, Inc.

BPU Investment Management Inc.

Brandon Investments, Inc.

Bristol Financial Services, Inc.

Broker Dealer Financial Services Corp.

Brokers International Financial Services, LLC

brokersXpress LLC

Brookstone Securities, Inc.

Brown Advisory Securities, LLC

Brown Associates, Inc.

Buckman, Buckman & Reid, Inc.

Bull & Bear Brokerage Services, Inc.

Burnham Securities Inc.

Buttonwood Partners, Inc.

C. G. Menk & Associates, Inc.

C.K. Cooper & Company, Inc.

Cadaret, Grant & Co., Inc.

Callaway Financial Services, Inc.

Calton & Associates, Inc.

Cambridge Investment Research, Inc.

Cambridge Legacy Securities L.L.C.

Cammack LaRhette Brokerage, Inc.

Cantella & Co., Inc.

Cape Securities, Inc.

CapFinancial Partners, LLC

Capital Analysts, Incorporated

Capital Brokerage Corporation

Capital City Securities, LLC

Capital Financial Services, Inc.

Capital Guardian, LLC

Capital Investment Brokerage, Inc.

Capital Investment Group, Inc.

Capital Management Securities, Inc.

Capital One Investment Services LLC

Capital Securities Investment Corporation

Capital West Securities, Inc.

Capitol Securities Management, Inc.

Capstone Investments

Cardinal Investments, Inc.

Carey, Thomas, Hoover, & Breault, Inc.

Carolinas Investment Consulting LLC

Carter, Terry & Company, Inc.

Carty & Company, Inc.

Cary Street Partners LLC

Cascade Financial Management, Inc.

Cascade Investment Group, Inc.

Catholic Financial Services Corporation

CBIZ Financial Solutions, Inc.

CCF Investments, Inc.

CCO Investment Services Corp.

Centara Capital Securities, Inc.

Centaurus Financial, Inc.

Center Street Securities, Inc.

Century Securities Associates, Inc.

Ceros Financial Services, Inc.

CFD Investments, Inc.

CG Brokerage L.L.C.

Chase Investment Services Corp.

Chauner Securities, Inc.

Chelsea Financial Services

Choice Investments, Inc.

Christopher Weil & Company, Inc.

Chrysalis Capital Group LLC

CIG Securities

Citigroup Global Markets Inc.

City Securities Corporation

Clark Dodge & Co., Inc.

Clark Securities, Inc.

Cleary Gull Inc.

CMP Equities, Inc.

CMS Investment Resources, Inc.

Coastal Equities, Inc.

Coburn & Meredith, Inc.

Coker & Palmer, Inc.

Colony Park Financial Services LLC.

Comerica Securities, Inc.

Commerce Brokerage Services, Inc.

Commonwealth Financial Group, Inc.

Commonwealth Financial Network

Compak Securities, Inc.

BBVA Compass Investment Solutions, Inc

Compass Securities Corporation

Comprehensive Asset Management and Servicing, Inc.

Conover Securities

First State Financial Management, Inc.

Constellation Wealth Advisors LLC

Continental Investors Services, Inc.

Cooper Malone McClain, Inc.

Coordinated Capital Securities, Inc.

Correll Co. Investment Services Corp.

Cost Containment Services, Inc.

Country Club Financial Services, Inc.

Courtlandt Securities Coproration

CP Capital Securities

CPI Capital

CPS Financial & Insurance Services, Inc.

Crews & Associates, Inc.

Crowell, Weedon & Co.

Crown Capital Securities, L.P.

CUNA Brokerage Services, Inc.

Curren & Company

Curtis Securities, LLC

CUSO Financial Services, L.P.

Cutter & Company, Inc.

CW Securities, LLC

D.A. Davidson & Co.

D.H. Hill Securities LLP

Dalton Strategic Investment Services Inc.

Davenport & Company LLC

David A. Noyes & Company

Davinci Capital Management Inc.

Dawson James Securities, Inc.

Delta Equity Services Corporation

Delta Trust Investments, Inc.

Dempsey Financial Network, Inc.

Dempsey Lord Smith, LLC

Despain Financial Corporation

Detwiler Fenton & Co.

Deutsche Bank Securities Inc.

DeWaay Financial Network, LLC

DFP Equities, Inc.

Diversified Resources, LLC

Diversified Securities, Incorporated

Domestic Financial Services, Inc.

Dominion Investor Services, Inc.

Don Alexander Investments, Inc.

Donegal Securities, Inc.

Dorsey & Company, Inc.

Dougherty & Company LLC

Duncan-Williams, Inc.

Eagle One Investments, LLC

ECM Securities Corp.

Economy Securities, Incorporated

Edward Jones

E.K. Riley Investments, LLC

Elliott Davis Brokerage Services, LLC

Eltekon Securities, LLC

Emerson Equity LLC

Ensemble Financial Services, Inc.

Equity Services, Inc.

Essex Financial Services, Inc.

Essex National Securities, Inc.

Essex Securities LLC

Executive Services Securities, LLC

Exos Securities, LLC

Fairport Capital, Inc.

Family Investors Company

Farmers Financial Solutions, LLC

FAS Corp.

FB Equity Sales Corporation of Michigan

FBT Investments, Inc.

Feltl & Company

Fenwick Securities, Inc.

Fifth Third Securities, Inc.

Finance 500, Inc.

Financial Advisers of America, LLC

Financial Network Investment Corporation

Financial Paradigms, Inc.

Financial Planning Consultants, Inc.

Financial Security Management, Incorporated

Financial Telesis Inc

Financial West Group

Fintegra, LLC

First Allied Securities, Inc.

First American Capital and Trading Corporation

First Bankers’ Banc Securities, Inc

First Brokerage America, L.L.C.

First Citizens Financial Plus, Inc.

First Citizens Investor Services, Inc.

First Citizens Securities Corporation

First Dallas Securities Incorporated

First Financial Securities Of America, Inc.

First Heartland Capital, Inc.

First Independent Financial Services, Inc.

First Kentucky Securities Corporation

First Midwest Securities, Inc.

First Research Financial

First Southwest Company

First Tennessee Brokerage, Inc.

First Western Advisors

First Western Securities, Inc.

FirstMerit Financial Services, Inc.

Florida Investment Advisors

FMN Capital Corporation

FMSbonds, Inc.

FNBB Capital Markets, LLC

Folger Nolan Fleming Douglas Incorporated

Foothill Securities, Inc.

Foresters Equity Services, Inc.

Fortune Financial Services, Inc.

Fortune Securities, Inc.

Founders Financial Securities, LLC

Fourth Street Financial Group, Inc.

FPCM Securities, LLC

Freedom Investors Corp.

Frost Brokerage Services, Inc.

FSC Securities Corporation

FSIC

Fulcrum Securities, Inc.

G - W Brokerage Group, Inc.

G & W Equity Sales, Inc.

G. A. Repple & Company

G.F. Investment Services, LLC

G.L.S. & Associates, Inc.

Garden State Securities, Inc.

Gardner Financial Services, Inc.

GBS Financial Corp.

GDC Securities, LLC

Geneos Wealth Management, Inc.

General Securities Corp

Genworth Financial Securities Corporation

GFA Securities, LLC

Girard Securities, Inc.

Glen Eagle Advisors LLC

Global Brokerage Services, Inc.

Globalink Securities, Inc.

Goelzer Investment Management

Gold Coast Securities, Inc.

Goodwin Browning & Luna Securities, Inc.

Gradient Securities, LLC

Grant Williams L.P.

GRB Financial, LLC

Great American Investors, Inc.

Greenberg Financial Group

Gregory J. Schwartz & Co., Inc.

Gregory, Zent & Swanson, Inc.

GWN Securities Inc.

H. Beck, Inc.

H. C. Denison Co.

H.D. Vest Investment Services

Hahn Securities, Inc.

Hancock Investment Services, Inc.

Hancock Securities Group, LLC

Hanson McClain Retirement Network, LLC

Harbor Financial Services, LLC

Harbour Investments, Inc.

Harger & Company, Inc.

Harold Dance Investments

Harris Investor Services, Inc.

Harvest Capital LLC

Harvest Financial Corporation

Hazard & Siegel, Inc.

Hazlett, Burt & Watson, Inc.

HBW Securities LLC

Heartland Investment Associates, Inc.

Hefren-Tillotson, Inc.

Heim, Young & Associates, Incorporated

Henley & Company LLC

Heritage Financial Systems, Inc.

Highland Financial, Ltd

HighTower Securities, LLC

Hollencrest Securities, LLC

Horan Securities, Inc.

Hornor, Townsend & Kent, Inc.

Horwitz & Associates, Inc.

Howe Barnes Hoefer & Arnett, Inc.

HRC Investment Services, Inc.

HSBC Securities (USA) Inc.

Huckin Financial Group, Inc.

Hudson Heritage Capital Management, Inc.

Hunter Associates, Inc.

Huntleigh Securities Corporation

IBN Financial Services, Inc.

IMS Securities, Inc.

Independence Capital Co. Inc.

Independent Financial Group, LLC

Indiana Merchant Banking and Brokerage Co., Inc.

Indiana Securities, LLC

Infinex Investments, Inc.

Infinity Securities, Inc.

ING Financial Advisers, LLC

ING Financial Partners, Inc.

Inlet Securities, LLC

Institutional Capital Management, Inc.

Institutional Securities Corporation

Integrated Trading And Investments, Inc.

Intercarolina Financial Services, Inc.

International Financial Solutions, Inc.

International Money Management Group, Inc.

Interpacific Investors Services, Inc.

Intervest International Equities Corporation

Inverness Securities, LLC

Invest Financial Corporation

Investacorp, Inc.

Investment Architects, Inc.

Investment Centers of America, Inc.

Investment Planners, Inc.

Investment Professionals, Inc.

Investment Security Corporation

Investors Capital Corp.

Investors Security Company, Inc.

J K R & Company, Inc.

J. Alden Associates, Inc.

J. K. Financial Services, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC

J.P. Turner & Company, L.L.C.

J.W. Cole Financial, Inc.

Jacques Financial, LLC

CV Brokerage Inc.

James I. Black & Company

James T. Borello & Co.

Janney Montgomery Scott LLC

JBS Liberty Securities, Inc.

Johnson Securities, Inc.

Johnston, Lemon & Co. Incorporated

JRL Capital Corporation

JTA Securities Management, Inc. dba Titan Securities

JVB Financial Group, LLC

K. W. Chambers & Co.

Kaiser and Company

Kalos Capital, Inc.

KCD Financial, Inc.

Kercheville & Company, Inc.

Key Investment Services LLC

KMS Financial Services, Inc.

Kovack Securities Inc.

KW Securities Corporation

L & M Financial Services

L.M. Kohn & Company

L.O. Thomas & Co. Inc.

Labrunerie Financial Services, Inc.

Landaas & Company

Landmark Investment Group, Inc.

Langdon Shaw Securities, Inc.

Lara, Shull & May, LLC

Larimer Capital Corporation

LarsonAllen Financial, LLC

LaSalle St Securities, L.L.C.

Leerink Swann LLC

Legend Equities Corporation

Legend Securities, Inc.

Leigh Baldwin & Co., LLC

Leonard & Company

Leumi Investment Services Inc.

Lewis Financial Group, L.C.

Lexington Investment Company, Inc.

Liberty Capital Investment Corporation

Liberty Group, LLC

Lieblong & Associates, Inc.

Lifemark Securities Corp.

Lighthouse Capital Corporation

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Investment Planning, Inc.

Lockton Financial Advisors, LLC

Lombard Securities Incorporated

Long Island Financial Group, Inc.

Loria Financial Group, LLC

Lowell & Company, Inc.

LPL Financial Corporation

Lucien, Stirling & Gray Financial Corporation

M Holdings Securities, Inc.

M&I Financial Advisors, Inc.

M&T Securities, Inc.

Mack Investment Securities, Inc.

Madison Avenue Securities, Inc.

MAFG RIA Services, Inc.

Magner Securities, LLC

Manarin Securities Corporation

Maplewood Investment Advisors, Inc.

Marquis Financial Services, Inc.

Mason Securities, Inc.

May Capital Group, L.L.C.

MBM Securities, Inc.

McAdams Wright Ragen, Inc.

McClurg Capital Corporation

Keybanc Capital Markets Inc.

Mercer Allied Company, L.P.

Meridian United Capital LLC

Meridien Financial Group, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mesirow Financial, Inc.

Metlife Securities Inc.

MHA Financial Corp

Michigan Securities, Inc.

Mid Atlantic Capital Corporation

MidAmerica Financial Services, Inc.

Mid-Atlantic Securities, Inc.

Midsouth Capital, Inc.

Midwestern Securities Trading Company, LLC

Milestone Investments, Inc.

Milkie/Ferguson Investments, Inc.

Mitre Group, LLC

MMC Securities Corp.

MML Investors Services, Inc.

Moloney Securities Co., Inc.

Money Concepts Capital Corp

Money Management Advisory, Inc.

Montecito Advisors, Inc.

Moors & Cabot, Inc.

Morgan Keegan & Company, Inc.

Morgan Stanley & Co., Incorporated

Morris Group, Inc.

Moss Adams Securities & Insurance LLC

MTL Equity Products, Inc.

Multi-Financial Securities Corporation

Multiple Financial Services, Inc.

Mutual of Omaha Investor Services, Inc.

Mutual Securities, Inc.

Mutual Trust Co. of America Securities

MWA Financial Services Inc.

National Planning Corporation

National Securities Corporation

Nations Financial Group, Inc.

Nationwide Planning Associates Inc.

Nationwide Securities, LLC

Navy Federal Brokerage Services, LLC

NBC Securities, Inc.

NDX Trading, Inc.

Neidiger, Tucker, Bruner, Inc.

Nelnet Capital LLC

Nelson Securities,Inc.

New England Securities Corporation

New Horizons Asset Management Group, LLC

Newbridge Securities Corporation

Newport Coast Securities, Inc.

Newport Group Securities, Inc.

Next Financial Group, Inc.

NFP Securities, Inc.

NGC Financial, LLC

Ni Advisors

NIA Securities, L.L.C.

North Ridge Securities Corp.

North Star Investment Services, Inc.

Northeast Securities, Inc.

Northern Lights Distributors, LLC

Northland Securities, Inc.

NorthStar Financial Partners, Inc.

Northwestern Mutual Investment Services, LLC

NPA Financial Services, Inc.

NPB Financial Group, LLC

Nutmeg Securities, Ltd.

NYLife Securities LLC

Oak Tree Securities, Inc.

Obsidian Financial Group, LLC

OFG Financial Services, Inc.

Antaeus Capital, Inc.

Ogilvie Security Advisors Corporation

Ohanesian / Lecours, Inc.

Omega Securities, Inc.

Omni Financial Securities, Inc.

Omnivest, Inc.

OneAmerica Securities, Inc.

Online Brokerage Services, Inc.

Oppenheimer & Co. Inc.

P.J. Robb Variable Corporation

Pacific Financial Associates, Inc.

Pacific West Securities, Inc.

Packerland Brokerage Services, Inc.

Painter, Smith and Gorian Inc.

First Savings Securities, Inc.

Pariter Securities, LLC

Park Avenue Securities LLC

Parsonex Securities, Inc.

Partnervest Securities, Inc.

Paulson Investment Company, Inc.

Peachtree Capital Corporation

Penates Group, Inc.

Pentegra Distributors, Inc.

People’s Securities, Inc.

Perkins, Smart & Boyd, Inc.

PHD Capital

Perryman Securities, Inc.

Petersen Investments, Inc.

Phoenix Equity Planning Corporation

Pinnacle Equity Management, Inc.

PlanMember Securities Corporation

Planned Investment Co., Inc.

PMK Securities & Research, Inc.

PNC Investments, LLC

JHS Capital Advisors, Inc.

Portfolio Advisors Alliance, Inc.

Portfolio Resources Group, Inc.

PPA Investments, Inc.

Wealthstone Equities, Inc.

Presidential Brokerage, Inc.

Prim Securities, Incorporated

Prime Capital Services, Inc.

PrimeSolutions Securities, Inc.

Primevest Financial Services, Inc.

Princor Financial Services Corporation

Private Client Services, LLC

ProEquities, Inc.

Profinancial, Inc.

Prospera Financial Services, Inc.

Protected Investors of America

PSA Equities, Inc.

Puplava Securities, Inc.

Purshe Kaplan Sterling Investments

PWA Securities, Inc.

Queens Road Securities, LLC

Quest Capital Strategies, Inc.

Quest Securities, Inc.

Questar Capital Corporation

R. Seelaus & Co., Inc.

R.M. Stark & Co., Inc.

R.T. Jones Capital Equities, Inc.

RA Bench Securities, Inc.

Rampart Financial Services, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

RDM Investment Services, Inc.

Red Capital Markets, LLC

Regal Securities, Inc.

Register Financial Associates, Inc.

Resource Horizons Group LLC

Rhodes Securities, Inc.

Rice Pontes Capital, Inc.

Richey Financial Group, Inc.

Richfield Orion International, Inc.

Riedl First Securities Company of Kansas

Riverstone Wealth Management, Inc.

RMJB, Inc.

Robert W. Baird & Co. Incorporated

Rogan & Associates, Inc.

Rothman Securities, Inc.

Rothschild Investment Corporation

Royal Alliance Associates, Inc.

Royal Securities Company

S.G. Long & Company

S.L. Reed & Company

Safeguard Securities, Inc.

Sage, Rutty & Co., Inc.

SagePoint Financial, Inc.

Sammons Securities Company, LLC

Sanders Morris Harris Inc

Sandgrain Securities, Inc.

Saxony Securities, Inc.

SCF Securities, Inc.

Scott & Stringfellow, LLC

Scott T. Taylor

Securian Financial Services, Inc.

Celadon Financial Group LLC

Securities America, Inc.

Securities Equity Group

Securities Service Network, Inc.

SEI Investments Distribution Co.

Selkirk Investments, Inc.

Sentinel Securities, Inc.

Shareholders Service Group, Inc.

SICOR Securities Inc

Sigma Financial Corporation

Signal Securities, Inc.

Signator Investors, Inc.

Signature Securities Group Corporation

SII Investments, Inc.

Silver Oak Securities, Incorporated

Sisung Securities Corporation

Slavic Investment Corporation

Sloan Securities Corp.

Smith Hayes Financial Services Corporation

Smith, Brown & Groover, Inc.

Smith, Moore & Co.

Sorrento Pacific Financial, LLC

Source Capital Group, Inc.

Southeast Investments N.C. Inc.

Southwest Securities, Inc.

Spectrum Capital, Inc.

Spire Securities, LLC

St. Bernard Financial Services, Inc.

Stanley Laman Group Securities, LLC

Stephens Inc.

Sterling Enterprises Group, Inc.

Sterling Monroe Securities, LLC

Sterne Agee Financial Services, Inc.

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Company, Incorporated

Stonnington Group, LLC

Strongtower Financial, Inc.

Success Trade Securities Inc.

Summit Brokerage Services, Inc.

Summit Equities, Inc.

SummitAlliance Securities L.L.C.

Sunbelt Securities, Inc.

Sunset Financial Services, Inc.

Sunstreet Securities, LLC

SunTrust Capital Markets, Inc.

Suntrust Investment Services, Inc.

Superior Financial Services,Inc.

SWBC Investment Services, LLC

SWS Financial Services

Sycamore Financial Group

Symetra Investment Services, Inc.

Symphonic Securities LLC

Syndicated Capital, Inc.

Synergy Investment Group, LLC

Synovus Securities, Inc.

T.S. Phillips Investments, Inc.

Taylor Securities, Inc.

TD Ameritrade

Teckmeyer Financial Services, L.L.C.

Telemus Investment Brokers, LLC

TFS Securities, Inc.

The Enterprise Securities Company

The Garbacz Group Inc

The Huntington Investment Company

The Investment Center, Inc.

The Leaders Group, Inc.

The New PenFacs Inc.

The O.N. Equity Sales Company

The Oak Ridge Financial Services Group, Inc.

The Strategic Financial Alliance, Inc.

The Tavenner Company

Thomas McDonald Partners, LLC

Thomas Weisel Partners LLC

ThomasLloyd Capital LLC.

Thornes & Associates, Inc. Investment Securities

Thoroughbred Financial Services, LLC

Thrasher & Chambers, Inc.

Thrivent Investment Management Inc.

Thurston, Springer, Miller, Herd & Titak, Inc.

TIAA-CREF & Institutional Services, LLC

Tower Square Securities, Inc.

Commerce Square Trading, LLC

Transam Securities, Inc.

Transamerica Financial Advisors, Inc. (new)

Triad Advisors, Inc.

Triangle Securities, LLC

Tricor Financial, LLC

Trinity Wealth Securities, L.L.C.

Triune Capital Advisors, LLC

Trubee, Collins & Co., Inc.

TrueNorth Securities, Inc.

Trustcore Investments, Inc.

Trustmont Financial Group, Inc.

TWS Financial, LLC

U.S. Bancorp Investments, Inc.

UBS Financial Services Inc.

UMB Financial Services, Inc.

Umpqua Investments, Inc.

Unified Financial Securities, Inc.

Union Capital Company

UnionBanc Investment Services, LLC

United Brokerage Services, Inc.

United Planners’ Financial Services of America A Limited Partner

Univest Investments, Inc.

USA Financial Securities Corporation

USI Securities, Inc.

Uvest Financial Services Group, Inc.

UW Investment Services

VALIC Financial Advisors, Inc.

Valley Forge Asset Management Corp.

Valley National Investments, Inc.

Valmark Securities, Inc.

Valor Financial Securities LLC

Vanderbilt Securities, LLC

Vanguard Capital

Veritrust Financial, LLC

Verity Investments, Inc.

Vestech Securities, Inc.

VFIC Securities, Inc.

Vision Brokerage Services, LLC

Vision Investment Services, Inc.

Visun Securities Corporation

VSR Financial Services, Inc.

W R Rice Financial Services, Inc.

W.H. Colson Securities, Inc.

W.R. Taylor & Company, LLC

Wells Fargo Insurance Services Investment Advisors, Inc. (NEW)

Waddell & Reed, Inc.

Wall and Company Securities, Inc.

Wall Street Financial Group, Inc.

Wall Street Money Center Corp.

Walnut Street Securities, Inc.

FSB Warner Financial, Inc.

Washington Securities Corporation

Waveland Capital Partners, LLC

Wayne Hummer Investments L.L.C.

WBB Securities, LLC

Weaver Tidwell Capital, LLC

Wedbush Morgan Securities Inc.

Wedgewood Partners, Inc.

Weller, Anderson & Co., Ltd.

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors, LLC

Wesbanco Securities, Inc.

Wescom Financial Services LLC

Western Equity Group, Inc.

Western International Securities, Inc.

Westminster Financial Securities, Inc.

Weston Securities Corporation

Westport Financial Services, L.L.C.

Westport Resources Investment Services, Inc.

WFG Investments, Inc.

Whitehall-Parker Securities, Inc.

Wilbanks Securities, Inc.

Wiley Bros.-Aintree Capital, LLC

Winslow, Evans & Crocker, Inc.

WJ Lynch Investor Services LLC

Wolf Financial Management, LLC

Wood (Arthur W.) Company, Inc.

Woodbury Financial Services, Inc.

Woodlands Securities Corporation

Woodstock Financial Group, Inc.

World Capital Brokerage, Inc.

World Choice Securities, Inc.

World Equity Group, Inc.

World Trend Financial Planning Services, Ltd.

Worth Financial Group, Inc.

WRP Investments, Inc.

Wunderlich Securities, Inc.

Young, Stovall and Company

Zions Direct, Inc.

Ziv Investment Company

Colorado Financial Service Corporation

Sage Southeastern Securities, Inc.

Dinosaur Securities, L.L.C.

Crescent Securities Group, Inc.

FCG Advisors, LLC

KCG Securities, LLC

Universal Financial Services Inc.

Benchmark Investments, Inc.

Anchor Bay Securities, LLC

Centerre Capital, LLC

Larson Financial Securities, LLC

First Liberties Financial

Wellington Shields & Co., LLC

Capwealth Investment Services, LLC

Presidio Financial Services, Inc.

Saybrus Equity Services, Inc.

Bluffview Securities, L.P.

Ashton Garnett Securities, LLC (dba Valued Financial)

Integral Financial LLC

Bellamah, Neuhauser and Barrett. Inc.

Capital Synergy Partners

First Southeast Investor Services, Inc.

Concorde Investment Services, LLC

Harbor Investment Advisory, LLC

Client One Securities, LLC

Puritan Brokerage Services, Inc.

Great Nation Investment Corporation

USCA Securities LLC

Key West Investments LLC

Plexus Financial Services, LLC

Maxwell Simon, Inc.

Best Direct Securities, LLC

Harbor Light Securities, LLC

Taylor Capital Management Inc.

McLaughlin Ryder Investments, Inc.

Cambria Capital, LLC

DFPG Investments, Inc.

BBVA Securities of P.R., Inc.

McDermott Investment Services, LLC

CBG Financial Group

Hub International Investment Services, Inc.

St Germain Securities, Inc.

Matrix Capital Group, Inc.

Adirondack Trading Group LLC

Lucia Securities, LLC

Stephen A. Kohn & Associates, Ltd

Peak Brokerage Services LLC

Montage Securities, LLC

Innovation Partners, LLC.

Uhlmann Price Securities, LLC

Cape Fear Securities, Inc.

The Kelt Group, LLC

SteelPoint Securities, LLC

SGC Securities LP

Sanctuary Securities, LLC